                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

DATE OF REPORT: JUNE 9, 1995

                              ZAPATA CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                      1-4219                  C-74-1339132
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)      (I.R.S. EMPLOYEE
     OF INCORPORATION)                                     IDENTIFICATION NO.)

             P.O. BOX 4240
             HOUSTON, TEXAS                              77210-4240
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                (713) 940-6100
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

        On May 30, 1995, the Zapata Corporation Board of Directors elected Robert V. Leffler, Jr. and W. George Loar to serve as Class III directors, filling the vacancies left by the resignations of Myrl S. Gelb and Luther W. Miller.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZAPATA CORPORATION


                                        By:  /s/ Joseph L. von Rosenberg III
                                            ---------------------------------
                                                 Joseph L. von Rosenberg III
                                               Vice President, General Counsel
                                                   and Corporate Secretary

Date: June 9, 1995

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